Exhibit 10.28

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. Principal Amount: US$25,000 Date: May__, 2018 CONVERTIBLE PROMISSORY NOTE ELECTROMEDICAL TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "Issuer"), and the Issuer hereby promises to pay to the order of BEN AND CAROL HOWDEN, or their registered assigns (the "Holder") the sum of US$25,000 together with any interest as set forth herein, on June 1, 2020 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) (the "Interest Rate") per annum from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of eighteen percent (18%) per annum from the due date thereof until the same is paid (the "Default Interest"). Interest shall commence accruing on the date that the Note is fully paid and shall be computed on the basis of a 360-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into common stock (the "Common Stock") in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Issuer by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Issuer and will not impose personal liability upon the holder thereof. ARTICLE I. CONVERSION RIGHTS 1.1 Conversion Right. The Holder shall have the right from time to time, and at any time following the date of this Agreement to convert the Debt into fully paid and nonassessable shares of Common Stock of the Issuer at the rate of $0.71 per share. 1.2 Authorized Shares. The Issuer covenants that during the period the conversion right exists, the Issuer will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Agreement. 1.3 Method of Conversion. (a) Mechanics of Conversion. Subject to Section 1.1, this Debt may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by (A) submitting to the Issuer a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on or before June 1, 2020 the Conversion Date prior to 5:00 p.m., New York, New York time) and (B) subject to Section 1.4(b), surrendering this Agreement at the principal office of the Issuer. (b) Payment of Taxes. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Agreement in a name other than that of the Holder (or in street name), and the Issuer shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Issuer the amount of any such tax or shall have established to the satisfaction of the Issuer that such tax has been paid. (c) Delivery. of Common Stock UP-on Conversion. Upon receipt by the Issuer from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided for herein, the Issuer shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the "Deadline") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Agreement) in accordance with the terms hereof and the Purchase Agreement. (d) Obligation of Issuer to Deliver Common Stock. Upon receipt by the Issuer of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Agreement shall be reduced to reflect such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Issuer's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Issuer to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Issuer, and irrespective of any other circumstance which might otherwise limit such obligation of the Issuer to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Issuer before 5:00p.m., New York, New York time, on such date. I.4 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Agreement may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Issuer or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) ("Rule 144") or (iv) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Issuer who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor.) Until such time as the shares of Common Stock issuable upon conversion of this Agreement have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Agreement that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate: "NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY This CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES." The legend set forth above shall be removed and the Issuer shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Issuer or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be reasonably accepted by the Issuer so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Agreement, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. In the event that the Issuer does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default hereunder. ARTICLE II. EVENTS OF DEFAULT If any of the following events of default (each, an "Event of Default") shall occur: II.1 Failure to Pay Principal or Interest. The Issuer fails to pay the principal hereof or interest thereon when due on this Agreement, whether at maturity, upon acceleration or otherwise. II.2 Conversion and the Shares. The Issuer fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Agreement II.3 Breach of Covenants. The Issuer breaches any material covenant or other material term or condition contained in this Agreement and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Issuer from the Holder. II.4 Breach of Representations and Warranties. Any representation or warranty of the Issuer made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Agreement or the Purchase Agreement. II.5 Receiver or Trustee. The Issuer or any subsidiary of the Issuer shall make an assignment for the benefit of creditors or commence proceedings for its dissolution, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed for the Issuer or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment. II.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Issuer or any subsidiary of the Issuer or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of twenty

(20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld. II.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Issuer or any subsidiary of the Issuer, or the Issuer admits in writing its inability to pay its debts generally as they mature, or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable or the Issuer admits in writing its inability to pay its debts generally as they mature, or have filed against it an involuntary petition for bankruptcy relief, all under international, federal or state laws as applicable. II.8 Liquidation. Any dissolution, liquidation, or winding up of Issuer or any substantial portion of its business. II.9 Cessation of Operations. Any cessation of operations by Issuer or Issuer admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Issuer's ability to continue as a "going concern" shall not be an admission that the Issuer cannot pay its debts as they become due. II.10 Maintenance of Assets. The failure by Issuer to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future). ARTICLE III. MISCELLANEOUS III.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available. III.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: If to the Issuer, to: Electromedical Technologies, Inc. Atten: Matthew N. Wolfson, CEO 16561 N 92nd Street Suite 101 Scottsdale, AZ 85260 ceo@electromedtech.com With a copy to: Eric P. Littman, Esquire 7695 S.W. 104th Street

Suite 210 Miami, FL 33156 Email: littmanlaw@gmail.com If to the Holder: Ben and Carol Howden 8133 Musgrave St. Crofton BC VOR1RO Canada Email: intuneconsulting@gmail.com III.3 and any provision hereof may only be amended by an instrument in writing signed by the Issuer and the Holder. The term "Agreement" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Agreements issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented. III.4 Assignability. This Agreement shall be binding upon the Issuer and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Agreement must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Agreement to the contrary, this Agreement may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. III.5 Cost of Collection. If default is made in the payment of this Agreement, the Issuer shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees. III.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without regard to principles of conflicts of laws. THE ISSUER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. III.7 Certain Amounts. Whenever pursuant to this Agreement the Issuer is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Issuer and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Agreement may be difficult to determine and the amount to be so paid by the Issuer represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Agreement and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Agreement at a price in excess of the price paid for such shares pursuant to this Agreement. The Issuer and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Agreement into shares of Common Stock. III.8 Purchase Agreement. By its acceptance of this Agreement, each party agrees to be bound by the applicable terms of the LOI.

III.9 Notice of Corporate Events. Except as otherwise provided below, the Holder of this Agreement shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Agreement into Common Stock. The Issuer shall provide the Holder with prior notification of any meeting of the Issuer's shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Issuer of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Issuer or any proposed liquidation, dissolution or winding up of the Issuer, the Issuer shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. The Issuer shall make a public announcement of any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 4.9 including, but not limited to, name changes, recapitalizations, etc. as soon as possible under law. III.10 Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable provision shall automatically be revised to equal the maximum rate of interest or other amount deemed interest permitted under applicable law. The Issuer covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Issuer from paying all or a portion of the principal or interest on this Agreement. III.11 Remedies. The Issuer acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Issuer acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Issuer of the provisions of this Agreement, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions thereof, without the necessity of showing economic Joss and without any bond or other security being required._ No provision of this Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Agreement at the time, place, and rate, and in the form, herein prescribed. III.12 Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of Jaw. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed in its name by its duly authorized officer as of the date first above written.

ELECTROMEDICAL TECHNOLOGIES, INC. By: Matthew N. Wolfson Title: CEO Ben Howden Carol Howden 9 EXHIBIT A NOTICE OF CONVERSION The undersigned hereby elects to convert $ principal amount of the Agreement (defined below) together with $ of accrued and unpaid interest thereto, totaling $ into that number of shares of Common Stock to be issued pursuant to the conversion of the Convertible Promissory Note of Electromedical Technologies, Inc., a Delaware corporation (the "Issuer"), according to the conditions of the Note of the Issuer dated as of May_, 2018 (the "Agreement"), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. Dated: 9